Crawford & Company Fourth Quarter and Full Year 2021  Earnings Conference Call CRD-A & CRD-B (NYSE)

Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring and other costs, gain on disposition of businesses, income taxes and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures Financial Highlights Full Year 2021 GAAP NON-GAAP¹ KEY METRICS¹ $1.1 BILLION Revenues before reimbursements  $30.7 MILLION Net income $98.3 MILLION Adjusted EBITDA 8.9% EBITDA margin $62.5 MILLION Operating earnings $54.3 MILLION Operating cash flow $121.8 MILLION Net Debt $0.72 EPS CRD-A EPS CRD-B $0.57 EPS CRD-A EPS CRD-B

Our Long-Term Growth Strategy 1Refer to 8-K filed on 2/11/22 CRD Share repurchase authorization 8-K Corporate Strategy Acquire adjacent services to bolster presence in property claim ecosystem Bolster technical capabilities by attracting top-tier technical adjusting talent globally Drive market share within fragmented independent loss adjusting market in the US Increase presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds M&A Strategy Investing in long-term growth through Cap Ex and M&A  Continuing buyback program Additional 5M share repurchase authorization for CRD-A and CRD-B1 Regular quarterly dividend of $0.06 per share  for CRD-A and CRD-B Capital Allocation Strategy Quality that sets the industry benchmark Digital that simplifies Expertise that is deep and eminent

Corporate Strategy Overview

We have realigned our segments to create better scale and synergies and have moved to a geographic-centered reporting structure¹ Operational Reorientation North America Loss Adjusting Broadspire (US-only) International Operations Platform Solutions (US-only) Comprised of the following service lines in the U.S. and Canada2 Comprised of all reported service lines outside of North America2 Provides third party administration for workers' compensation, auto and liability, disability absence management, medical management, and accident and health to corporations, brokers and insurers in the U.S. Consists of Contractor Connection, Networks, and Subrogation service lines in the U.S. The Networks service line includes Catastrophe operations and WeGoLook US GTS US Field Ops Canada Loss Adjusting Canada TPA Canada Contractor Connection edjuster UK Europe Australia Asia Latin America Legal Services Claims Medical Management Disability RMIS Contractor Connection CAT WeGoLook Subrogation (Praxis) Effective January 1, 2022; detailed in 10-K and earnings release Includes those services previously reported within the Crawford TPA and Platform Solutions segments New structure to provide greater transparency and visibility into our key businesses

7

Impact Across Our Global Service Lines (GSLs)

Full Year Performance

Loss Adjusting

43% of total FY revenues

- FY revenue growth of nearly 9% over prior year
- Onboarded 86 specialist adjusters in 2021, progressing toward our three-year goal
- Aided by recovering economic activity in U.S. and impact from Hurricane Ida and Winter Storm Uri

FY Revenues **$475.6M**

FY OE[1] **$23.0M**

FY OM[2] **4.8%**

Platform Solutions

21% of total FY revenues

- FY revenue growth of 32% over prior year
- Improved flow through as the business continued to scale over the year
- Expanding margins in Networks and contribution from Praxis acquisition drove earnings improvements

FY Revenues **$228.5M**

FY OE **$36.3M**

FY OM **15.9%**

TPA: Broadspire

36% of total FY revenues

- FY revenue growth of 7% over prior year
- Benign claims environment and COVID pressures still being felt in Canada and international TPA
- Continued lag in medical management recovery in the U.S.

FY Revenues **$398.0M**

FY OE **$17.6M**

FY OM **4.4%**

Crawford

(1) "OE" refers to Operating Earnings
(2) "OM" refers to Operating Margin

Net Promoter Score Increased overall score to 51, up three points from Q3 and six points from 2020 Referenced as part of our standard operations to further improve client service  Added $103 million in new and enhanced business in 2021 New and Renewal Business Activity¹ Retained 94% of our US Broadspire business in 2021 Increasing market share with key carrier clients 8 Customer Excellence Maintained and exceeded pre-pandemic client service delivery levels (1) Estimated new and enhanced revenue won during 2021 (2) Trailing twelve months 51 NPS² 94% a Retained US Broadspire business New and enhanced business won $103M

Environmental, Social and Governance Highlights Corporate Governance Committed to maintaining the trust of our investors and other stakeholders, including our employees, clients and vendors Inclusion and Diversity Established goal to measure ourselves against baselines of diversity and inclusion, and designed a Diversity Dashboard to measure our workforce representation Introduced four new questions on our pulse survey to measure employee sentiment regarding our DEI initiatives Introduced Allyship training where employees investigated concepts of power, privilege, and personal access to opportunity. Unconscious Bias training was completed by the executive team members and mandated for our 1,340 managers globally Employee Health & Safety  Continue to prioritize the health and wellness of our employees globally  Providing access to physical and mental health and wellness programs, including free Headspace membership Developing an agile working environment to adjust to the post-COVID “new normal” Human Capital Development Set goal to fill 70% of open positions with internal talent Rolled out Manager Acceleration Program (MAP) for Crawford’s 1,340 (approximate) managers globally to enhance their management capability. Crawford is committed to addressing those ESG factors most material to our operations

Financial Overview

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 11 Fourth Quarter 2021 Financial Summary Quarter Ended December 31, December 31, ($ in millions, except per share amounts) 2021 2020 % Change Revenues $292.9 $257.4 14% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $289.9 $257.4 13% Net Income Attributable to Shareholders of Crawford & Company $1.7 $9.4 (82)% Diluted Earnings per Share CRD-A $0.03 $0.18 (83)% CRD-B $0.03 $0.18 (83)% Non-GAAP Diluted Earnings per Share 1 CRD-A $0.07 $0.27 (74)% CRD-B $0.07 $0.27 (74)% Adjusted Operating Earnings 1 $9.1 $18.5 (51)% Adjusted Operating Margin 1 3.1% 7.2% (410bps) Adjusted EBITDA 1 $17.6 $27.5 (36)% Adjusted EBITDA Margin 1 6.0% 10.7% (470bps)

Crawford Loss Adjusting Q4 Highlights Revenue growth of 11% over the prior year period Onboarded 24 specialist adjusters in Q4, marking progress on our three-year goal Aided by recovering economic activity in U.S. and impact from Hurricane Ida Operating Results (4Q 2021 v. 4Q 2020) Revenues of $123.1 million versus $111.4 million Constant dollar revenues of $121.0 million Gross profit of $25.8 million versus $32.6 million Gross profit margin of 20.9% versus 29.3% Operating earnings of $4.9 million versus $16.3 million Operating margin of 4.0% versus 14.6% Three months ended (in thousands, except percentages) December 31, 2021 December 31, 2020 Variance Revenues $123,129 $111,397 10.5% Direct expenses 97,340 78,757 23.6% Gross profit 25,789 32,640 (21.0)% Indirect expenses 20,923 16,390 27.7% Operating earnings $4,866 $16,250 (70.1)% Gross profit margin 20.9% 29.3% (8.4)% Operating margin 4.0% 14.6% (10.6)% Total cases received 91,150 80,621 13.1% Full time equivalent employees 3,669 3,297 11.3%

Crawford Platform Solutions Q4 Highlights Revenue growth of 41% over the prior year period driven by US CAT Improved flow through as the volume of transactions continued to increase over the year Expanding margins in Networks and the positive contribution from Praxis acquisition drove earnings improvements Operating Results (4Q 2021 v. 4Q 2020) Revenues of $70.6 million versus $50.2 million Constant dollar revenues of $70.4 million Gross profit of $15.8 million versus $11.2 million Gross profit margin of 22.4% versus 22.2% Operating earnings of $10.4 million versus $6.7 million Operating margin of 14.7% versus 13.4% Three months ended (in thousands, except percentages) December 31, 2021 December 31, 2020 Variance Revenues $70,641 $50,206 40.7% Direct expenses 54,806 39,040 40.4% Gross profit 15,835 11,166 41.8% Indirect expenses 5,438 4,455 22.1% Operating earnings $10,397 $6,711 54.9% Gross profit margin 22.4% 22.2% 0.2% Operating margin 14.7% 13.4% 1.3% Total cases received 140,827 118,859 18.5% Full time equivalent employees 1,696 1,310 29.4%

Crawford TPA Solutions Q4 Highlights Revenue growth of 4% compared to prior year Increase in Crawford Legal Services Weakness in Canadian and European operations Operating Results (4Q 2021 v. 4Q 2020) Revenues of $99.1 million versus $95.8 million Constant dollar revenues of $98.6 million Gross profit of $17.9 million versus $21.3 million Gross profit margin of 18.1% versus 22.2% Operating earnings of $3.1 million versus $6.8 million Operating margin of 3.1% versus 7.1% Three months ended (in thousands, except percentages) December 31, 2021 December 31, 2020 Variance Revenues $99,124 $95,818 3.5% Direct expenses 81,217 74,546 8.9% Gross profit 17,907 21,272 (15.8)% Indirect expenses 14,805 14,473 2.3% Operating earnings $3,102 $6,799 (54.4)% Gross profit margin 18.1% 22.2% (4.1)% Operating margin 3.1% 7.1% (4.0)% Total cases received 184,326 188,207 (2.1)% Full time equivalent employees 3,691 3,151 17.1%

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $9.3 million in Q4 compared to $11.2 million in the prior year period Decrease primarily due to a decrease in self-insured expenses, lower pension expense, incentive compensation and other unallocated costs, partially offset by a reduction in CEWS benefits Canada Emergency Wage Subsidy No benefit from CEWS in Q4, compared to $4.8 million in prior year Full year 2021 CEWS benefit was $5.9 million compared to $13.8 million in 2020 No further benefits from CEWS following 2021 Share Repurchases Repurchased 530,598 shares of CRD-A and 1,698,182 shares of CRD-B at an average cost per share of $9.63 and $8.26, respectively during 2021 Total cost of share repurchases during 2021 was $19.1 million On February 10, 2022, the Company’s Board of Directors authorized the repurchase of an additional 5.0 million shares of CRD-A and CRD-B through December 31, 2023 Segment Realignment On January 1, 2022, Crawford realigned its operating segments by moving to a geographic reporting structure The succeeding interim and annual periods will disclose the reportable segments under the new basis with prior periods restated to reflect the change

(1) See Appendix for non-GAAP explanation and reconciliation Balance Sheet Highlights Unaudited ($ in thousands) December 31,  2021 December 31, 2019 December 31,  2020 December 31, 2018 Change Change Cash and cash equivalents $ 53,228 $ 44,656 $ 8,572 Accounts receivable, net 134,458 123,060 11,398 Unbilled revenues, net 118,722 103,528 15,194      Total receivables 253,180 226,588 26,592 Goodwill 116,526 66,537 49,989 Intangible assets arising from business acquisitions, net 97,571 71,176 26,395 Deferred revenues 55,905 51,369 4,536 Pension liabilities 17,892 53,886 (35,994) Short-term borrowings and current portion of finance leases 10,704 1,837 8,867 Long-term debt, less current portion 164,315 111,758 52,557      Total debt 175,019 113,595 61,424 Total stockholders' equity attributable to Crawford & Company 211,965 186,939 25,026 Net debt 1 121,791 68,939 52,852

17 Net Debt and Pension Liability $121.8 million $17.9 million Net debt at $121.8 million Pension liability at $17.9 million $171.2 million $121.7 million

(1) See Appendix for non-GAAP explanation and reconciliation Operating And Free Cash Flow Unaudited ($ in thousands) 2021 2019 2020 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 30,692 $ 28,296 $ 2,396 Depreciation and Other Non-Cash Operating Items 47,533 44,625 34,269 10,356 Goodwill Impairment — — 17,674 (17,674) Gain on Disposition of Businesses, net — — (13,763) 13,763 Billed Receivables Change (5,475 (5,475) 5,063 (10,538) Unbilled Receivables Change (9,979 (9,979) (3,762) (6,217) Change in Accrued Compensation, 401K, and Other Payroll 4,473 12,743 8,295 4,448 Change in Accrued and Prepaid Income Taxes (13,333 (7,232) 9,311 (16,543) CARES Act Payroll Deferral and CEWS 1,400 24,800 (23,400) Other Working Capital Changes 13,348 (2,735) (7,550) 4,815 U.S. and U.K. Pension Contributions (15,647) (9,718) (9,455) (263) Cash Flows from Operating Activities 54,321 93,178 (38,857) Property & Equipment Purchases, net (9,225) (14,226) 5,001 Capitalized Software (internal and external costs) (21,729) (23,154) 1,425 Free Cash Flow1 $ 23,367 $ 55,798 $ (32,431) For the years ended December 31,

Appendix: Non-GAAP Financial Information 20

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring and other costs, gain on disposition of businesses, income taxes and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests.

Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, income taxes and stock-based compensation expense. Additionally, adjustments for non-recurring expenses for goodwill impairment, restructuring and other costs, and gain on disposition of businesses have been included in the calculation of adjusted EBITDA. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets, the goodwill impairment and loss on disposition of business, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

Crawford Loss Adjusting 2021 Highlights Revenue growth of 8.5% over the prior year period Onboarded 86 specialist adjusters in 2021, marking progress on our three-year goal Aided by recovering economic activity in U.S. and impact from Hurricane Ida and Winter Storm Uri Operating Results (FY 2021 v. FY 2020) Revenues of $475.6 million versus $438.5 million Constant dollar revenues of $454.5 million Gross profit of $106.7 million versus $118.9 million Gross profit margin of 22.4% versus 27.1% Operating earnings of $23.0 million versus $41.1 million Operating margin of 4.8% versus 9.4% Year ended (in thousands, except percentages) December 31, 2021 December 31, 2020 Variance Revenues $475,587 $438,491 8.5% Direct expenses 368,932 319,637 15.4% Gross profit 106,655 118,854 (10.3)% Indirect expenses 83,665 77,750 7.6% Operating earnings $22,990 $41,104 (44.1)% Gross profit margin 22.4% 27.1% (4.7)% Operating margin 4.8% 9.4% (4.6)% Total cases received 361,528 337,981 7.0% Full time equivalent employees 3,491 3,327 4.9%

Crawford Platform Solutions 2021 Highlights Revenue growth of 32.4% over the prior year period driven by US CAT Improved flow through as the business continued to scale over the year Expanding margins in Networks and the positive contribution from Praxis acquisition drove earnings improvements Operating Results (FY 2021 v. FY 2020) Revenues of $228.5 million versus $172.6 million Constant dollar revenues of $226.6 million Gross profit of $57.5 million versus $43.6 million Gross profit margin of 25.1% versus 25.3% Operating earnings of $36.3 million versus $27.7 million Operating margin of 15.9% versus 16.0% Year ended (in thousands, except percentages) December 31, 2021 December 31, 2020 Variance Revenues $228,481 $172,609 32.4% Direct expenses 171,020 128,990 32.6% Gross profit 57,461 43,619 31.7% Indirect expenses 21,127 15,969 32.3% Operating earnings $36,334 $27,650 31.4% Gross profit margin 25.1% 25.3% (0.2%) Operating margin 15.9% 16.0% (0.1%) Total cases received 528,685 444,651 18.9% Full time equivalent employees 1,337 1,086 23.1%

Crawford TPA Solutions 2021 Highlights Revenue growth of 7.2% over prior year period M&A contributed $18.9 million, or 5.1% of growth Benign claims environment and COVID pressures still being felt in Canada and international TPA Continued lag in medical management recovery in the U.S. Operating Results  (FY 2021 v. FY 2020) Revenues of $398.0 million versus $371.4 million Constant dollar revenues of $391.1 million Gross profit of $75.9 million versus $76.7 million Gross profit margin of 19.1% versus 20.6% Operating earnings of $17.6 million versus $20.5 million Operating margin of 4.4% versus 5.5% Year ended (in thousands, except percentages) December 31, 2021 December 31, 2020 Variance Revenues $397,964 $371,392 7.2% Direct expenses 322,036 294,727 9.3% Gross profit 75,928 76,665 (1.0)% Indirect expenses 58,361 56,158 3.9% Operating earnings $17,567 $20,507 (14.3)% Gross profit margin 19.1% 20.6% (1.5)% Operating margin 4.4% 5.5% (1.1)% Total cases received 762,837 779,123 (2.1)% Full time equivalent employees 3,579 3,128 14.4%

Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business:   Three Months Ended   (in thousands) December 31, 2021   December 31, 2020   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 182,115 62.2% $ 151,765 59.0%   U.K. GBP 32,396 11.1% 33,665 13.1%   Canada CAD 22,336 7.6% 20,823 8.1%   Australia AUD 26,221 9.0% 22,179 8.6%   Europe EUR 12,721 4.3% 13,985 5.4%   Rest of World Various 17,105 5.8%   15,004 5.8%   Total Revenues, before reimbursements $ 292,894 100.0% $ 257,421 100.0%                     Year Ended   (in thousands) December 31, 2021   December 31, 2020   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 658,785 59.8% $ 570,820 58.1%   U.K. GBP 134,663 12.2% 128,674 13.1%   Canada CAD 84,945 7.7% 89,162 9.1%   Australia AUD 105,633 9.6% 80,589 8.2%   Europe EUR 54,136 4.9% 54,122 5.5%   Rest of World Various 63,870 5.8%   59,125 6.0%   Total Revenues, before reimbursements $ 1,102,032 100.0% $ 982,492 100.0%

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Revenues Before Reimbursements Total Revenues $ 302,969 $ 265,605 Reimbursements (10,075) (8,184) Revenues Before Reimbursements 292,894 257,421 Costs of Services Provided, Before Reimbursements Total Costs of Services 230,931 193,538 Reimbursements (10,075) (8,184) Costs of Services Provided, Before Reimbursements $ 220,856 $ 185,354 Quarter Ended Quarter Ended Quarter Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Operating Earnings: Crawford Loss Adjusting $ 4,866 $ 16,250 Crawford Platform Solutions 10,397 6,711 Crawford TPA Solutions 3,102 6,799 Unallocated corporate and shared costs and credits, net (9,305) (11,241) Consolidated Operating Earnings 9,060 18,519 (Deduct) Add: Net corporate interest expense (2,116) (1,648) Stock option expense (353) (89) Amortization expense (2,603) (2,500) Restructuring and other costs, net — (2,419) Income tax provision (2,389) (2,459) Net loss (income) attributable to noncontrolling interests and redeemable noncontrolling interests 54 (3) Net Income Attributable to Shareholders of Crawford & Company $ 1,653 $ 9,401

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Year Ended Quarter Ended Year Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Revenues Before Reimbursements Total Revenues $ 1,139,231 $ 1,016,195 Reimbursements (37,199) (33,703) Revenues Before Reimbursements 1,102,032 982,492 Costs of Services Provided, Before Reimbursements Total Costs of Services 847,430 737,320 Reimbursements (37,199) (33,703) Costs of Services Provided, Before Reimbursements $ 810,231 $ 703,617 ) Year Ended Quarter Ended Year Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Operating Earnings: Crawford Loss Adjusting $ 22,990 $ 41,104 Crawford Platform Solutions 36,334 27,650 Crawford TPA Solutions 17,567 20,507 Unallocated corporate and shared costs and credits, net (14,386) (17,431) Consolidated Operating Earnings 62,505 71,830 (Deduct) Add: Net corporate interest expense (6,559) (7,923) Stock option expense (1,053) (1,122) Amortization expense (11,029) (11,653) Goodwill impairment — (17,674) Restructuring and other costs, net — (8,133) Gain on disposition of businesses, net — 13,763 Income tax provision (13,316) (12,013) Net loss attributable to noncontrolling interests and redeemable noncontrolling interests 144 1,221 Net Income Attributable to Shareholders of Crawford & Company $ 30,692 $ 28,296

Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA ) Quarter Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Net income attributable to shareholders of Crawford & Company $ 1,653 $ 9,401 Add: Depreciation and amortization 9,408 9,961 Stock-based compensation 2,021 1,652 Net corporate interest expense 2,116 1,648 Restructuring and other costs, net — 2,419 Income tax provision 2,389 2,459 Adjusted EBITDA $ 17,587 $ 27,540 ) Year Ended Quarter Ended December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Net income attributable to shareholders of Crawford & Company $ 30,692 $ 28,296 Add: Depreciation and amortization 40,176 40,111 Stock-based compensation 7,585 4,384 Net corporate interest expense 6,559 7,923 Goodwill impairment — 17,674 Restructuring and other costs, net — 8,133 Gain on disposition of businesses, net — (13,763) Income tax provision 13,316 12,013 Adjusted EBITDA $ 98,328 $ 104,771

Reconciliation of Non-GAAP Items (cont.) Net Debt December 31, December 31, December 31, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Net Debt Short-term borrowings $ 10,616 $ 1,570 Current installments of finance leases and other obligations 88 267 Long-term debt and finance leases, less current installments 164,315 111,758 Total debt 175,019 113,595 Less: Cash and cash equivalents 53,228 44,656 Net debt $ 121,791 $ 68,939

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended Three months ended ($ in thousands) December 31, 2021 December 31, 2019 December 31, 2020 December 31, 2018 Segment gross profit: Crawford Loss Adjusting $ 25,789 $ 32,640 Crawford Platform Solutions 15,835 11,166 Crawford TPA Solutions 17,907 21,272 Segment gross profit 59,531 65,078 Segment indirect costs: Crawford Loss Adjusting (20,923) (16,390) Crawford Platform Solutions (5,438) (4,455) Crawford TPA Solutions (14,805) (14,473) Unallocated corporate and shared costs, net (9,305) (11,241) Consolidated operating earnings 9,060 18,519 Net corporate interest expense (2,116) (1,648) Stock option expense (353) (89) Amortization expense (2,603) (2,500) Restructuring and other costs, net — (2,419) Income tax provision (2,389) (2,459) Net loss (income) attributable to noncontrolling interests and redeemable noncontrolling interests 54 (3) Net income attributable to shareholders of Crawford & Company $ 1,653 $ 9,401

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Year ended Three months ended ($ in thousands) December 31, 2021 December 31, 2019 December 31, 2020 December 31, 2018 Segment gross profit: Crawford Loss Adjusting $ 106,655 $ 118,854 Crawford Platform Solutions 57,461 43,619 Crawford TPA Solutions 75,928 76,665 Segment gross profit 240,044 239,138 Segment indirect costs: Crawford Loss Adjusting (83,665) (77,750) Crawford Platform Solutions (21,127) (15,959) Crawford TPA Solutions (58,361) (56,158) Unallocated corporate and shared costs, net (14,386) (17,431) Consolidated operating earnings 62,505 71,830 Net corporate interest expense (6,559) (7,923) Stock option expense (1,053) (1,122) Amortization expense (11,029) (11,653) Goodwill impairment — (17,674) Restructuring and other costs, net — (8,133) Gain on disposition of businesses, net — 13,763 13,763 Income tax provision (13,316) (12,013) Net loss attributable to noncontrolling interests and redeemable noncontrolling interests 144 1,221 Net income attributable to shareholders of Crawford & Company $ 30,692 $ 28,296

33

Reconciliation of Fourth Quarter Non-GAAP Results

Three Months Ended December 31, 2021

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 292,894	$ 9,060	$ 3,988	$ 1,653	$ 0.03	$ 0.03
Adjustments:						
Amortization of intangible assets	—	—	2,603	1,952	0.04	0.04
Non-GAAP Adjusted	$ 292,894	$ 9,060	$ 6,591	$ 3,605	$ 0.07	$ 0.07

Three Months Ended December 31, 2020

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company(1)	Diluted Earnings per CRD-A Share(1)	Diluted Earnings per CRD-B Share(1)
GAAP	$ 257,421	$ 18,519	$ 11,863	$ 9,401	$ 0.18	$ 0.18
Adjustments:						
Amortization of intangible assets	—	—	2,500	1,875	0.04	0.04
Income tax impact of first quarter goodwill impairment	—	—	—	935	0.02	0.02
Restructuring and other costs, net	—	—	2,419	1,664	0.03	0.03
Non-GAAP Adjusted	$ 257,421	$ 18,519	$ 16,782	$ 13,875	$ 0.27	$ 0.27

(1) The income tax impact of goodwill impairment was based on the estimated annual effective income tax rate. Due to the non-discrete income tax treatment of the first quarter 2020 goodwill impairment, the income tax benefit normalized as income was earned during the remainder of the year, resulting in a lower full year income tax benefit during 2020.

Crawford

34

Reconciliation of Full-Year Non-GAAP Results

Year Ended December 31, 2021						
Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 1,102,032	$ 62,505	$ 43,864	$ 30,692	$ 0.57	$ 0.57
Adjustments:						
Amortization of intangible assets	—	—	11,029	8,272	0.15	0.15
Non-GAAP Adjusted	$ 1,102,032	$ 62,505	$ 54,893	$ 38,964	$ 0.72	$ 0.72

Year Ended December 31, 2020						
Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 982,492	$ 71,830	$ 39,088	$ 28,296	$ 0.54	$ 0.52
Adjustments:						
Goodwill impairment	—	—	17,674	14,209	0.27	0.27
Restructuring and other costs, net	—	—	8,133	4,927	0.09	0.09
Gain on disposition of businesses, net	—	—	(13,763)	(10,807)	(0.20)	(0.20)
Amortization of intangible assets	—	—	11,653	8,740	0.16	0.16
Non-GAAP Adjusted	$ 982,492	$ 71,830	$ 62,785	$ 45,365	$ 0.86	$ 0.84

Crawford